Exhibit 99.1

FROM:	FOR:
Financial Relations Board	Community First Bankshares, Inc.
676 St. Clair	520 Main Avenue
Chicago, IL 60611	Fargo, ND 58124-0001
Contact: Jeff Wilhoit	Contact: Mark A. Anderson
312-640-6757	701-298-5600
jwilhoit@financialrelationsboard.com	IPR@CommunityFirst.com

COMMUNITY FIRST BANKSHARES REPORTS FOURTH QUARTER AND YEAR-END 2003 EARNINGS

FARGO, N.D., January 15, 2004 — Community First Bankshares, Inc., (Nasdaq: CFBX) today reported results for the fourth quarter of 2003 and full year of 2003.

Fourth Quarter and Year 2003 Highlights

•      Diluted earnings per share of 48 cents, compared to 50 cents in the fourth quarter of 2002. Diluted earnings per share of $1.95 for the year, compared to $1.97 in 2002.

•      Net income for the fourth quarter of $18.2 million, a decrease of 7.6 percent from $19.7 million in the fourth quarter of 2002. Net income for 2003 was $75.0 million compared to $79.2 million in 2002.

•      Return on average equity (ROE) of 20.30 percent, compared to 20.93 percent in the fourth quarter of 2002.  Year 2003 ROE was 20.50 percent compared to 21.76 percent in 2002.

•      Return on assets (ROA) of 1.32 percent, compared to 1.37 percent in the fourth quarter of 2002.  Year 2003 ROA was 1.34 percent compared to 1.40 percent in 2002.

•      Net interest margin was 4.80 percent in the fourth quarter of 2003, compared to 4.89 percent in the fourth quarter of 2002 and 4.80 percent in the third quarter of 2003. Year 2003 net interest margin was 4.84 percent, compared to 5.09 percent in 2002.  Net interest margin for all periods presented reflects the adoption of FIN 46(r), “Consolidation of Variable Interest Entities,” wherein our business trust subsidiary and the trust preferred securities issued by that subsidiary is no longer consolidated for financial statement purposes. The adoption of FIN 46(r) had no effect on net income for the quarter or year.

•      Nonperforming assets comprised .48 percent of total assets at December 31, 2003, compared to .50 percent at the end of 2002. Non-performing assets to period-end loans and OREO was .79 percent at December 31, 2003, versus .81 percent at the end of 2002.

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	Fourth Quarter		Year
	2003	2002	2003	2002
Net income (in millions)	$18.2	$19.7	$75.0	$79.2
Basic earnings per share	.48	.50	1.97	2.00
Diluted earnings per share	.48	.50	1.95	1.97

Return on assets	1.32%	1.37%	1.34%	1.40%
Return on common equity	20.30	20.93	20.50	21.76
Net interest margin	4.80	4.89	4.84	5.09

(All periods presented reflect the adoption of FIN 46(r), “Consolidation of Variable Interest Entities,” as of December 31, 2003, wherein our business trust subsidiaries which have issued trust preferred securities are no longer consolidated for financial statement purposes.)

Community First Bankshares, Inc., (Nasdaq: CFBX) today reported net income of $18,193,000 for the quarter ended December 31, 2003, or 48 cents per share diluted. This compares to net income of $19,721,000 or 50 cents per share diluted for the fourth quarter of 2002.

For the year ended December 31, 2003, the company reported net income of $75,021,000, or $1.95 per share diluted. This compares to net income of $79,208,000, or $1.97 per share diluted, for 2002. All periods presented reflect the adoption of FIN 46(r), “Consolidation of Variable Interest Entities,” as of December 31, 2003, wherein our business trust subsidiary and the trust preferred securities issued by this subsidiary is no longer consolidated for financial purposes. Under FIN 46(r), the trust preferred securities of the subsidiary are no longer recorded as minority interest and the subordinated debentures of the parent company are recorded as a liability on the financial statements. The effect is a reduction in noninterest expense and an increase in interest expense on the consolidated financial statements of the company. The adoption of FIN 46(r) had no effect on net income.

Return on average equity was 20.30 percent in the fourth quarter of 2003, and return on average assets was 1.32 percent. In the fourth quarter of 2002, return on average equity was 20.93 percent and return on average assets was 1.37 percent.

“Just as we anticipated one year ago, 2003 proved to be a very challenging year,” commented Mark Anderson, president and chief executive officer.  “A third consecutive year of historically low interest rates and a slow economy combined to break our string of four straight years of record earnings per share performance.  Beginning a new run of positive performance is an obvious priority as we look to 2004, and we are seeing signs both in the economy and within our business that a recovery may be close at hand.  Throughout 2003, we maintained our focus on executing strategic initiatives while remaining committed to our conservative and disciplined lending culture.  We believe this helped us weather the difficult operating environment of the past year and positioned us well for the year ahead.  In the fourth quarter, we saw additional positive signs within our business, including our second best quarter ever in terms of SBA loan premium income, increasing loan volume in select markets, improving trends in overall loan portfolio quality, our second highest quarter for sales of investment products, and a continued acceleration of our market extension initiatives.

“During the quarter, we received regulatory approval for three new bank locations to be located in Lino Lakes, Blaine and Lakeville, Minn. The Lino Lakes location is scheduled to open by late February 2004, with the two other locations to follow during the course of the year.  We are also pleased to announce that we have signed lease agreements for two additional bank locations in Chanhassen and Inver Grove Heights, Minn.  Pending regulatory approval of those locations, these sites will further enhance our growing market position in the Minneapolis/St. Paul suburban market.  Early in 2004, we announced the

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acquisition of an insurance agency in Littleton, Colo., our third agency acquisition in the Denver metropolitan market in the last nine months.  Taken together, these expansion efforts underscore our commitment to pursuing growth in our target markets, and we expect additional opportunities to complement our footprint in the year ahead.

“Our operating model affords us an additional level of confidence as we seek out new growth in target markets. The previously announced transition of 16 Regional Financial Centers to Community Financial Centers continued on schedule during the fourth quarter, and we expect this migration to be completed early in 2004.  Our Regional Financial Centers offer a broad mix of business and retail services, while Community Financial Centers maintain primarily a retail focus.  This dual operating structure allows us to smoothly and efficiently refine our mix of service offerings to better meet the needs of these markets.

“Client solutions include robust growth of our online personal and business banking channels, with 29 percent and 39 percent penetration rates of our retail and business banking base, respectively. Products such as our check card, which realized a 41 percent increase in net revenue in 2003, will further enhance revenue opportunities. We believe our focus on building long-term client relationships to provide comprehensive financial solutions—rather than the short-term approach of merely selling financial products—will increasingly differentiate Community First from competitors,” said Anderson.

Net Interest Income

Interest income in the fourth quarter of 2003 was $73,236,000, compared to $85,767,000 in the fourth quarter of 2002, a decrease of 14.6 percent, reflecting further declines in interest rates, as well as continued decreases in loans outstanding in 2003. Interest expense for the fourth quarter was $15,107,000, down 35.0 percent from the previous year. Average deposits for the quarter decreased 5.9 percent from the fourth quarter of 2002, while on a linked quarter basis, deposits remained consistent. Net interest income was $58,129,000 for the fourth quarter of 2003, down 7.1 percent compared to $62,538,000 for the fourth quarter of 2002. Net interest margin was 4.80 percent for the fourth quarter of 2003, versus 4.89 percent in the fourth quarter of 2002 and 4.80 percent in the third quarter of 2003.

Interest income for 2003 was $309,242,000, a decline of 12.8 percent compared to 2002 interest income of $354,701,000.  Interest expense for 2003 decreased 29.9 percent to $70,538,000 from $100,655,000 in 2002.  Net interest income was $238,704,000, down 6.0 percent from $254,046,000 in 2002.

Commenting on the change in net interest margin, chief financial officer Craig Weiss said, “The interest rate environment that has compressed our net interest margin throughout 2003 was evident again in the fourth quarter.  Against that backdrop, we are encouraged by the continued stability of our net interest margin. Our balance sheet exhibits signs of stabilizing, and we believe we are well-positioned to participate in an improving economic environment.”

Loan Activity

Total loans as of December 31, 2003, were $3.32 billion, down 7.1 percent from one year ago.

“We are beginning to see increasing loan volume activity in areas where we were challenged in 2003,” said Ron Strand, vice chairman and chief operating officer.  “Commercial real estate activity showed signs of improvement, as did consumer lending.  SBA premium income increased 69 percent compared to the fourth quarter of 2002, and reached a record $4.1 million for the year. We now rank as the nation’s 36th largest SBA lender based on number of 7(a) loans originated and believe this is an excellent solution for commercial clients served by Community First. However, results from this program are tied to SBA lending caps and funding which are approved by Congress. While mortgage refinancing activity continues to slow, we are seeking ways to leverage our mortgage relationships through additional cross-sell opportunities. Indirect loan activity continued to gain additional momentum, due to our growing dealer network. As in any period of economic recovery, there is still significant uncertainty, and we will proceed cautiously by adhering to our commitment to loan quality.”

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Loan Losses

Nonperforming assets represented .48 percent of total assets at December 31, 2003, compared to .50 percent in the same quarter last year. The allowance for loan losses was 1.57 percent of total loans and 251 percent of nonperforming loans at the end of 2003, compared to 1.57 percent and 245 percent respectively at December 31, 2002. Net charge-offs were $4.0 million or .48 percent (annualized) of average loans for the fourth quarter of 2003, compared to $3.2 million or .35 percent for the fourth quarter of 2002.  For 2003, net charge-offs were ..48 percent of average loans compared to .33 percent in 2002.

“The success of our nearly completed Loan Center initiative was evident during the fourth quarter, as centralized scoring on consumer loans continued to improve the quality of this portfolio,” added Strand.  “In addition, overall asset quality improved and the two isolated problem credits we identified in early 2003 are nearing resolution.”

Noninterest Income

Noninterest income in the fourth quarter increased to $23,222,000, compared to $21,762,000 in the fourth quarter of 2002.  Insurance commissions were up 7.0 percent in the fourth quarter of 2003, compared to the same period in 2002, and investment sales commissions increased 25.6 percent over the same period.

“Strong equity markets during the fourth quarter drove solid increases in securities sales, and our growing insurance agency network also contributed to growth in noninterest income,” said Anderson.  “In addition to their importance as revenue drivers, these offerings are crucial to fulfilling our total client solution mandate and strengthening client relationships.”

Noninterest Expense

For the fourth quarter of 2003, noninterest expense was $51,609,000, a decline of 0.6 percent from the same period in 2002. For the year, noninterest expense was $206,859,000 compared to $207,150,000 for 2002.

“Consistent with our internal initiatives, we continued our efforts to tightly control expenses during a challenging revenue environment,” said Weiss.  “We were pleased to accomplish this goal without compromising our resources or our ability to effect capital investments.”

Capital Structure

The company repurchased 424,700 of its common shares of its stock during the fourth quarter of 2003, and 1.7 million shares in 2003.  Since the first quarter of 2000, the company has repurchased a total of 14.3 million shares, with 2.4 million shares remaining under the current repurchase authorization.

The company ended 2003 with a one year annualized total shareholder return of 13.02 percent compared to a return of 28.26 percent for the Dow Jones Industrial Average and a return of 28.67 percent for the S&P 500.  Over the last three years, Community First has an annualized total shareholder return of 18.89 percent versus a return of 1.02 percent for the Dow Industrials and a negative return of 4.04 percent for the S&P 500.  During 2003, the company raised its quarterly dividend twice, from 21 cents to 23 cents per common share.

“With our 11th consecutive quarter of return on equity above 20 percent, our two dividend increases during the year, and our inclusion as a Mergent Dividend Achiever for the second straight year, we are proud of our record in creating value for our shareholders,” said Anderson.  “We believe our company is poised to see growth in key balance sheet and fee income categories, complementing performance in key business lines. We look forward to sharing additional successes with all of our stakeholders in the year ahead.”

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Community First Bankshares is hosting a conference call at 12:00 noon, CST on January 15, at which time management will discuss the results of the fourth quarter.  Individual investors and the media are welcome to join the call by dialing 888-241-0096 shortly before the scheduled time of the call.  Callers should ask to be connected to the Community First Bankshares conference call hosted by Mark Anderson.  A transcript of the call will be posted on the company’s Web site.

Community First Bankshares, a $5.5 billion financial services company, provides a complete line of banking, investment, insurance, mortgage and trust products to individuals and businesses. The company’s extensive offering of financial products and services is marketed through full-service offices in 136 communities in 12 states—Arizona, California, Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota, South Dakota, Utah, Wisconsin and Wyoming. The company’s services include an online banking system that offers electronic bill payment and discount brokerage capabilities, telephone banking and an extensive ATM network. Community First Bankshares stock is traded on The Nasdaq Stock Market® under the symbol CFBX. The latest investor and other corporate information is available at its Web site, www.CommunityFirst.com.

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to: risk of loans and investments, including dependence on local economic conditions; competition for the company’s customers from other providers of financial services; possible adverse effects of changes in interest rates; execution and implementation of a series of previously announced strategic initiatives; balance sheet and capital ratio risks related to the share repurchase program; risks related to the company’s acquisition and market extension strategy, including risks of adversely changing results of operations and factors affecting the company’s ability to consummate further acquisitions or extend its markets; and other risks detailed in the company’s filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the company.

-FINANCIAL TABLES FOLLOW-

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COMMUNITY FIRST BANKSHARES, INC.

SELECTED FINANCIAL DATA

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except share and per share amounts)	2003	2002	2003	2002

Current Earnings:
Net interest income	$58,129	$62,538	$238,704	$254,046
Non interest income	23,222	21,762	92,693	85,123
Provision for loan losses	2,225	3,298	12,602	13,262

Net income applicable to common equity	18,193	19,721	75,021	79,208

Per Common and Common Equivalent Share Data:
Basic earnings per share	$0.48	$0.50	$1.97	$2.00
Diluted earnings per share	$0.48	$0.50	$1.95	$1.97

Dividend per common share	$0.23	$0.21	$0.90	$0.80
Period end book value			$9.68	$9.78

Average common shares outstanding:
Basic	37,536,006	39,080,638	38,107,796	39,564,912
Diluted	37,951,445	39,740,426	38,553,806	40,243,135

Key Performance Ratios:
Return on average assets	1.32%	1.37%	1.34%	1.40%
Return on average common shareholders’ equity	20.30%	20.93%	20.50%	21.76%
Average common shareholders’ equity to average assets	6.49%	6.53%	6.56%	6.45%
Leverage ratio	6.99%	6.52%	6.99%	6.52%
Net interest margin	4.80%	4.89%	4.84%	5.09%
Efficiency ratio	63.66%	60.92%	62.24%	60.12%

Average Balance Sheet Data:
Assets	5,474,808	5,727,025	5,582,771	5,644,717
Loans	3,334,878	3,711,180	3,446,507	3,689,015
Available-for-sale securities	1,573,533	1,456,132	1,584,564	1,403,276
Deposits	4,407,806	4,682,247	4,467,553	4,614,324
Common shareholders’ equity	355,520	373,850	366,035	364,086

End of Period Data:
Assets			5,465,107	5,830,850
Loans			3,323,572	3,577,893
Available-for-sale securities			1,563,419	1,672,445
Held-to-maturity securities			0	0
Deposits			4,389,210	4,669,746
Common shareholders’ equity			361,800	378,449

Common shares outstanding			37,357,414	38,678,800

Credit Quality for Operations:
Annualized net charge-offs to average loans	0.48%	0.35%	0.48%	0.33%
Nonperforming assets to total assets			0.48%	0.50%
Nonperforming assets to period end loans and OREO			0.79%	0.81%
Allowance for loan losses to period end loans			1.57%	1.57%
Allowance for loan losses to nonperforming loans			251%	245%

COMMUNITY FIRST BANKSHARES, INC.

FINANCIAL DATA WORKSHEET

(In thousands, except share and per share amounts)	Q4’03	Q3’03	Q2’03	Q1’03	Q4’02
Earnings Per Share:
Before Extraordinary Items/Cum Effect:
Basic	$0.48	$0.48	$0.50	$0.50	$0.50
Diluted	$0.48	$0.48	$0.49	$0.50	$0.50
After Extraordinary Items/Cum Effect:
Basic	$0.48	$0.48	$0.50	$0.50	$0.50
Diluted	$0.48	$0.48	$0.49	$0.50	$0.50
Common Dividend Declared Per Share	$0.23	$0.23	$0.22	$0.22	$0.21
EOP Book Value	$9.68	$9.71	$9.98	$9.83	$9.78
EOP Shares Outstanding:
Basic	37,357,414	37,723,391	38,258,397	38,454,327	38,678,800
Diluted	37,772,853	38,169,941	38,737,731	38,897,640	39,338,588
Average Shares Outstanding:
Basic	37,536,006	37,936,390	38,371,159	38,601,216	39,080,638
Diluted	37,951,445	38,382,940	38,850,493	39,044,529	39,740,426
HIGH Common Share Price	$29.26	$29.01	$28.60	$27.23	$28.13
LOW Common Share Price	$26.20	$26.04	$25.87	$24.35	$24.41

INCOME STATEMENT
Interest Income (FTE)	74,587	76,225	80,379	83,325	87,185
Interest Expense	15,107	16,228	18,362	20,841	23,229
Net Interest Income (FTE)	59,480	59,997	62,017	62,484	63,956
Loan Loss Provision	2,225	3,403	3,487	3,487	3,298
Investment Securities Transactions	1,631	444	1,795	464	488
Trading Account	0	0	0	0	0
Foreign Exchange	0	0	0	0	0
Trust Revenue	1,351	1,186	1,449	1,278	1,304
Insurance Revenue	3,698	4,080	3,364	4,081	3,457
Security Sales Revenue	2,648	2,048	2,310	2,051	2,109
Service Charges on Deposits	9,799	11,061	9,999	9,380	10,023
Other Non-Recurring Revenues	0	0	0	0	0
Other Non-Interest Revenue	4,095	5,702	4,167	4,612	4,381
Material Non-Recurring Revenue	0	0	0	0	0
Total Non-Interest Revenues	23,222	24,521	23,084	21,866	21,762
Salaries & Benefits	28,061	28,665	28,246	27,914	28,130
Occupancy & Equipment	8,241	8,206	8,435	8,608	8,178
Deposit Insurance Expense	165	179	185	191	189
Foreclosed Property Expense	452	471	213	370	134
Other Expenses	14,690	15,043	14,918	13,606	15,295
Material Non-Recurring Expenses	0	0	0	0	0
Minority Interest	0	0	0	0	0
Total Non-Interest Expense	51,609	52,564	51,997	50,689	51,926
Pre-Tax Income (FTE)	28,868	28,551	29,617	30,174	30,494
Tax Equivalent Adjustment	1,351	1,302	1,301	1,320	1,418
Reported Pre-Tax Income	27,517	27,249	28,316	28,854	29,076
Taxes	9,324	8,908	9,230	9,453	9,355
Income before extraordinary items	18,193	18,341	19,086	19,401	19,721
Cumulative effect of extraordinary item	0	0	0	0	0
Net Income after extraordinary item	18,193	18,341	19,086	19,401	19,721
MEMO:
Net Tax Applicable to Non-Recurring Items	0	0	0	0	0
Tax Applicable to Securities Transactions	652	178	718	186	195
Common Dividends	8,607	8,708	8,438	8,497	8,219
Preferred Dividends -
Non-Convertible	0	0	0	0	0
Convertible	0	0	0	0	0
After Tax Interest on Convertible Debt	0	0	0	0	0
EOP Employees (FTE) - As Reported	2,162	2,155	2,156	2,171	2,200
EOP Domestic Offices	136	136	136	136	136

(In thousands, except share and per share amounts)	Q4’03	Q3’03	Q2’03	Q1’03	Q4’02
AVERAGE BALANCE SHEET
Taxable Securities	1,514,720	1,478,419	1,581,063	1,513,850	1,388,777
Tax-Exempt Securities	58,813	60,198	63,286	68,509	67,355
Domestic Loans	3,334,878	3,410,868	3,456,376	3,587,067	3,711,180
Foreign Loans	0	0	0	0	0
Other Earning Assets	6,193	8,840	8,393	5,009	20,349
Total Earning Assets	4,914,604	4,958,325	5,109,118	5,174,435	5,187,661
Total Assets	5,474,808	5,507,101	5,648,459	5,704,068	5,727,025
Savings/NOW Accounts	1,755,044	1,704,618	1,694,022	1,681,019	1,650,157
Money Market Deposits	206,816	203,488	214,451	224,291	228,395
Other Consumer Time	943,619	991,678	1,057,005	1,106,530	1,140,718
CD’s $100,000 & Over	469,723	516,315	548,323	612,227	682,002
Foreign Deposits	0	0	0	0	0
Short-Term Borrowings	416,584	424,670	490,351	435,239	345,136
Long-Term Borrowings	232,825	242,931	246,049	263,019	259,876
Total Interest-Bearing Liabilities	4,024,611	4,083,700	4,250,201	4,322,325	4,306,284
Demand Deposits	1,032,604	1,007,563	959,450	945,534	980,975
Total Deposits	4,407,806	4,423,662	4,473,251	4,569,601	4,682,247
Trust Owned Preferred Security	0	0	0	0	0
Non-Convertible Preferred Equity	0	0	0	0	0
Convertible Preferred Equity	0	0	0	0	0
Common Equity	355,520	360,187	374,259	374,448	373,850
Total Preferred Equity	0	0	0	0	0

PARENT COMPANY DATA
EOP Investment in Subsidiaries	525,067	529,477	594,946	583,710	560,319
EOP Goodwill	0	0	0	0	0

ASSET QUALITY
EOP Nonaccrual Loans	20,630	25,932	25,543	27,897	22,728
EOP Restructured Loans	188	197	205	212	220
EOP OREO	5,461	6,236	6,489	7,082	5,990
Total Non-performing Assets	26,279	32,365	32,237	35,191	28,938
Loans > 90 days still accruing	3,220	4,451	2,603	3,364	4,258
EOP In-Substance foreclosure	0	0	0	0	0

NON-PERFORMING LOANS
Construction & Land Development	0	0	0	0	0
Commercial Mortgages	8,237	6,892	6,551	6,426	6,983
Commercial	7,471	12,917	12,534	15,645	11,345
Residential Mortgages	2,504	3,848	4,755	3,929	3,236
LDC	0	0	0	0	0
Other	2,606	2,472	1,908	2,109	1,384
Total	20,818	26,129	25,748	28,109	22,948

NET CHARGE-OFFS (current quarter)
Commercial Real Estate	90	(38)	17	250	(40)
Commercial	1,023	1,029	1,456	1,888	1,238
Residential Mortgages	523	748	274	208	136
Consumer	1,713	1,317	1,162	1,497	1,793
LDC	0	0	0	0	0
Agriculture	644	535	1,286	905	121
All Other	0	0	0	0	0
Total	3,993	3,591	4,195	4,748	3,248
Gross Charge-offs	5,233	5,102	5,711	6,564	4,685
Gross Recoveries	1,240	1,511	1,516	1,816	1,437

(In thousands, except share and per share amounts)	Q4’03	Q3’03	Q2’03	Q1’03	Q4’02
LOAN PORTFOLIO
Construction & Land Development	321,323	333,577	368,914	410,681	439,536
Commercial Mortgages	1,010,358	1,004,765	976,928	944,544	888,620
Commercial	582,861	611,791	656,350	687,263	723,530
Real Estate Loans	0	0	0	0	0
Residential Mortgages	389,644	399,425	423,605	445,305	502,276
Home Equity Loans	162,441	164,069	167,199	173,768	177,814
Credit Cards Outstanding	8,645	8,862	8,765	8,915	8,962
Other Consumer	669,812	653,085	632,004	625,666	616,467
LDC	0	0	0	0	0
Foreign	0	0	0	0	0
Agriculture	178,488	182,578	192,137	198,630	220,688
Total Loans & Leases	3,323,572	3,358,152	3,425,902	3,494,772	3,577,893

EOP DATA
Loan Loss Reserve	52,231	53,999	54,187	54,895	56,156
Assets	5,465,107	5,487,215	5,589,871	5,749,512	5,830,850
Total Deposits	4,389,210	4,370,093	4,461,248	4,542,720	4,669,746
Trust Owned Preferred Security	0	0	0	0	0
Total Preferred Equity	0	0	0	0	0
Common Equity	361,800	366,109	381,960	377,834	378,449
Convertible Debt	0	0	0	0	0
Total Long-Term Debt	227,441	229,708	241,970	309,083	256,672
Deposit Intangibles	22,823	23,466	24,109	24,752	25,395
Goodwill	63,448	63,448	63,448	62,903	62,903
Other Intangibles	7,579	7,000	7,131	7,092	7,182
Total Intangibles	93,850	93,914	94,688	94,747	95,480

RISK-ADJUSTED CAPITAL
EOP Risk-Adjusted Total Assets	3,884,282	3,958,923	3,960,031	4,057,705	4,202,131
Tier I Capital	379,146	378,997	386,988	383,180	377,351
Tier I Ratio	9.76%	9.57%	9.77%	9.44%	8.98%
Tier II Capital	64,494	70,145	73,451	140,930	86,364
Total Capital	443,640	449,142	460,439	524,110	463,715
Total Capital Ratio	11.42%	11.35%	11.63%	12.92%	11.04%
Leverage Ratio	6.99%	6.96%	6.98%	6.72%	6.52%
Equity to Assets Ratio	6.62%	6.67%	6.83%	6.57%	6.49%
Tangible Equity to Assets Ratio	4.90%	4.96%	5.14%	4.92%	4.85%

EFFICIENCY RATIO
Net Interest Income	59,480	59,997	62,017	62,484	63,956
Non-Interest Income	23,222	24,521	23,084	21,866	21,762
Less: Non-Recurring Income	0	0	0	0	0
Less: Other Non-Recurring Items	(1,631)	(444)	(1,795)	(464)	(488)
Total Revenue	81,071	84,074	83,306	83,886	85,230

Non-Interest Expense	51,609	52,564	51,997	50,689	51,926
Less: Non-Recurring Non-Int Expenses	0	0	0	0	0
Less: Other Non-Recurring Expenses	0	0	0	0	0
Total Expense	51,609	52,564	51,997	50,689	51,926

Efficiency Ratio - Reported	63.66%	62.52%	62.42%	60.43%	60.92%

PERFORMANCE RATIOS
Return on Average Assets	1.32%	1.32%	1.36%	1.38%	1.37%
Return on Average Equity	20.30%	20.20%	20.45%	21.01%	20.93%
Net Interest Margin	4.80%	4.80%	4.87%	4.90%	4.89%

(In thousands, except per share amounts)	FY 03	FY 02	FY 01
PER SHARE DATA
Earnings Per Share:
Before Extraordinary Items/Cum Effect:
Basic	$1.97	$2.00	$1.59
Diluted	$1.95	$1.97	$1.57
After Extraordinary Items/Cum Effect:
Basic	$1.97	$2.00	$1.59
Diluted	$1.95	$1.97	$1.57
Common Dividend Declared Per Share	$0.90	$0.80	$0.68
EOP Book Value	$9.68	$9.78	$8.86
EOP Shares Outstanding:
Basic	37,357,414	38,678,800	40,246,039
Diluted	37,772,853	39,338,588	40,933,445
Average Shares Outstanding:
Basic	38,107,796	39,564,912	40,905,545
Diluted	38,553,806	40,243,135	41,471,404
HIGH Common Share Price	$29.26	$28.45	$26.97
LOW Common Share Price	$24.35	$22.36	$14.94

INCOME STATEMENT
Interest Income (FTE)	$314,516	$360,481	$436,470
Interest Expense	70,538	100,655	172,811
Net Interest Income (FTE)	243,978	259,826	263,659
Loan Loss Provision	12,602	13,262	17,520
Investment Securities Transactions	4,334	373	804
Trading Account	0	0	0
Foreign Exchange	0	0	0
Trust Revenue	5,264	5,405	5,661
Insurance Revenue	15,223	13,822	12,535
Security Sales Revenue	9,057	9,526	6,644
Service Charges on Deposits	40,239	40,121	41,850
Other Non-Recurring Revenues	0	0	0
Other Non-Interest Revenue	18,576	15,876	15,942
Material Non-Recurring Revenue	0	0	0
Total Non-Interest Revenues	92,693	85,123	83,436
Salaries & Benefits	112,886	113,994	115,743
Occupancy & Equipment	33,490	32,832	31,593
Deposit Insurance Expense	720	800	915
Foreclosed Property Expense	1,506	723	682
Other Expenses	58,257	58,801	67,992
Material Non-Recurring Expenses	0	0	8,118
Minority Interest	0	0	0
Total Non-Interest Expense	206,859	207,150	225,043
Pre-Tax Income (FTE)	117,210	124,537	104,532
Tax Equivalent Adjustment	5,274	5,780	5,997
Reported Pre-Tax Income	111,936	118,757	98,535
Taxes	36,915	39,549	33,476
Income before extraordinary items	75,021	79,208	65,059
Cumulative effect of extraordinary item	0	0	0
Net Income after extraordinary item	75,021	79,208	65,059
MEMO:
Net Tax Applicable to Non-Recurring Items	0	0	(2,558)
Tax Applicable to Securities Transactions	1,734	149	322
Common Dividends	34,250	31,664	27,793
Preferred Dividends -
Non-Convertible	0	0	0
Convertible	0	0	0
After Tax Interest on Convertible Debt	0	0	0
EOP Employees (FTE) - As Reported	2,162	2,200	2,331
EOP Domestic Offices	136	136	138

(In thousands, except per share amounts)	FY 03	FY 02	FY 01

AVERAGE BALANCE SHEET
Taxable Securities	1,521,896	1,323,895	1,391,387
Tax-Exempt Securities	62,668	79,381	95,657
Domestic Loans	3,446,507	3,689,015	3,785,553
Foreign Loans	0	0	0
Other Earning Assets	7,117	12,424	11,923
Total Earning Assets	5,038,188	5,104,715	5,284,520
Total Assets	5,582,771	5,644,717	5,863,069
Savings/NOW Accounts	1,708,868	1,637,660	1,625,041
Money Market Deposits	212,190	209,540	219,516
Other Consumer Time	1,033,513	1,151,715	1,332,396
CD’s $100,000 & Over	526,398	667,056	721,152
Foreign Deposits	0	0	0
Short-Term Borrowings	441,823	339,193	361,563
Long-Term Borrowings	246,324	264,663	256,745
Total Interest-Bearing Liabilities	4,169,116	4,269,827	4,516,413
Demand Deposits	986,584	948,353	921,855
Total Deposits	4,467,553	4,614,324	4,819,960
Trust Owned Preferred Security	0	0	0
Non-Convertible Preferred Equity	0	0	0
Convertible Preferred Equity	0	0	0
Common Equity	366,035	364,086	348,676
Total Preferred Equity	0	0	0

PARENT COMPANY DATA
EOP Investment in Subsidiaries	525,067	560,319	521,938
EOP Goodwill	0	0	0

ASSET QUALITY
EOP Nonaccrual Loans	20,630	22,728	20,818
EOP Restructured Loans	188	220	252
EOP OREO	5,461	5,990	2,869
Total Non-performing Assets	26,279	28,938	23,939
Loans > 90 days still accruing	3,220	4,258	6,270
EOP In-Substance foreclosure	0	0	0

NON-PERFORMING LOANS
Construction & Land Development	0	0	0
Commercial Mortgages	8,237	6,983	10,655
Commercial	7,471	11,345	6,675
Residential Mortgages	2,504	3,236	2,838
LDC	0	0	0
Other	2,606	1,384	902
Total	20,818	22,948	21,070

NET CHARGE-OFFS (current quarter)
Commercial Real Estate	319	(212)	2,400
Commercial	5,396	5,299	4,535
Residential Mortgages	1,753	1,178	1,158
Consumer	5,689	5,707	6,595
LDC	0	0	0
Agriculture	3,370	125	9
All Other	0	0	0
Total	16,527	12,097	14,697
Gross Charge-offs	22,610	20,049	19,869
Gross Recoveries	6,083	7,952	5,172

(In thousands, except per share amounts)	FY 03	FY 02	FY 01
LOAN PORTFOLIO
Construction & Land Development	321,323	439,536	519,031
Commercial Mortgages	1,010,358	888,620	749,103
Commercial	582,861	723,530	824,318
Real Estate Loans	0	0	0
Residential Mortgages	389,644	502,276	603,881
Home Equity Loans	162,441	177,814	162,134
Credit Cards Outstanding	8,645	8,962	9,013
Other Consumer	669,812	616,467	618,021
LDC	0	0	0
Foreign	0	0	0
Agriculture	178,488	220,688	251,191
Total Loans & Leases	3,323,572	3,577,893	3,736,692

EOP DATA
Loan Loss Reserve	52,231	56,156	54,991
Assets	5,465,107	5,830,850	5,775,778
Total Deposits	4,389,210	4,669,746	4,750,813
Total Preferred Equity	0	0	0
Common Equity	361,800	378,449	356,705
Convertible Debt	0	0	0
Total Long-Term Debt	227,441	256,672	261,506
Deposit Intangibles	22,823	25,395	27,968
Goodwill	63,448	62,903	62,903
Other Intangibles	7,579	7,182	6,586
Total Intangibles	93,850	95,480	97,457

RISK-ADJUSTED CAPITAL
EOP Risk-Adjusted Total Assets	3,884,282	4,202,131	4,304,531
Tier I Capital	379,146	377,351	373,020
Tier I Ratio	9.76%	8.98%	8.67%
Tier II Capital	64,494	86,364	105,202
Total Capital	443,640	463,715	478,222
Total Capital Ratio	11.42%	11.04%	11.11%
Leverage Ratio	6.99%	6.52%	6.51%
Equity to Assets Ratio	6.62%	6.49%	6.18%
Tangible Equity to Assets Ratio	4.90%	4.85%	4.49%

EFFICIENCY RATIO
Net Interest Income	243,978	259,826	263,659
Non-Interest Income	92,693	85,123	83,436
Less: Non-Recurring Income	0	0	0
Less: Other Non-Recurring Items	(4,334)	(373)	(804)
Total Revenue	332,337	344,576	346,291

Non-interest Expense	206,859	207,150	225,043
Less: Non-Recurring Non-Int Expenses	0	0	(8,118)
Less: Other Non-Recurring Expenses	0	0	0
Total Expense	206,859	207,150	216,925

Efficiency Ratio - Reported	62.24%	60.12%	62.64%

PERFORMANCE RATIOS
Return on Average Assets	1.34%	1.40%	1.11%
Return on Average Equity	20.50%	21.76%	18.66%
Net Interest Margin	4.84%	5.09%	4.99%

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)	Q4-03	Q3-03	Q2-03	Q1-03	Q4 02
Interest income:
Loans	$57,048	$59,774	$61,410	$63,210	$66,852
Investment securities	16,179	15,135	17,651	18,783	18,837
Interest-bearing deposits	9	12	16	12	10
Fed funds sold & resale agreements	0	2	1	0	68
Total interest income	73,236	74,923	79,078	82,005	85,767
Interest expense:
Deposits	10,130	11,060	12,662	14,707	17,300
Short-term & other borrowings	1,035	1,067	1,480	1,358	1,383
Long-term debt	3,942	4,101	4,220	4,776	4,546
Total interest expense	15,107	16,228	18,362	20,841	23,229
Net interest income	58,129	58,695	60,716	61,164	62,538
Provision for loan losses	2,225	3,403	3,487	3,487	3,298
Net interest income after provision for loan losses	55,904	55,292	57,229	57,677	59,240
Noninterest income:
Service charges on deposit accounts	9,799	11,061	9,999	9,380	10,023
Insurance commissions	3,698	4,080	3,364	4,081	3,457
Fees from fiduciary activities	1,351	1,186	1,449	1,278	1,304
Security sales commissions	2,648	2,048	2,310	2,051	2,109
Net gains on sales of available-for-sale securities	1,631	444	1,795	464	488
Other	4,095	5,702	4,167	4,612	4,381
Total noninterest income	23,222	24,521	23,084	21,866	21,762
Noninterest expense:
Salaries & employee benefits	28,061	28,665	28,246	27,914	28,130
Net occupancy	8,241	8,206	8,435	8,608	8,178
FDIC insurance	165	179	185	191	189
Legal and accounting	759	646	879	407	705
Other professional service	1,345	1,052	1,217	889	1,490
Advertising	787	1,141	1,023	930	913
Telephone	1,218	1,408	1,628	1,526	1,277
Data processing	1,828	1,630	1,860	1,718	1,788
Other real estate and repossessed personal property	452	471	213	370	134
Amortization of intangibles	859	844	840	831	831
Other	7,894	8,322	7,471	7,305	8,291
Total noninterest expense	51,609	52,564	51,997	50,689	51,926

Income before income taxes	27,517	27,249	28,316	28,854	29,076
Provision for income taxes	9,324	8,908	9,230	9,453	9,355
Net income applicable to common equity	$18,193	$18,341	$19,086	$19,401	$19,721
Earnings per common and common equivalent share:
Basic net income	$0.48	$0.48	$0.50	$0.50	$0.50
Diluted net income	$0.48	$0.48	$0.49	$0.50	$0.50
Average common shares outstanding:
Basic	37,536,006	37,936,390	38,371,159	38,601,216	39,080,638
Diluted	37,951,445	38,382,940	38,850,493	39,044,529	39,740,426

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

ASSETS
Cash & due from banks	$234,076	$228,452	$223,522	$201,185	$242,887
Fed funds sold and securities purchased under agreement to resell	0	0	6,750	0	0
Interest-bearing deposits	3,319	4,501	5,390	8,238	4,613
Available-for-sale securities	1,563,419	1,549,792	1,588,644	1,702,469	1,672,445
Held-to-maturity securities	0	0	0	0	0
Loans	3,323,572	3,358,152	3,425,902	3,494,772	3,577,893
Less: Allowance for loan losses	(52,231)	(53,999)	(54,187)	(54,895)	(56,156)
Net loans	3,271,341	3,304,153	3,371,715	3,439,877	3,521,737

Bank premises & equipment - net	131,008	132,533	132,581	132,736	132,122
Accrued interest receivable	28,696	33,718	31,481	33,844	34,863
Goodwill	63,448	63,448	63,448	62,903	62,903
Other intangible assets	30,402	30,466	31,240	31,844	32,577
Other assets	139,398	140,152	135,100	136,416	126,703

Total assets	5,465,107	5,487,215	5,589,871	5,749,512	5,830,850

LIABILITIES & SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	447,648	$441,139	$461,652	$369,282	$470,900
Interest-bearing:
Savings & NOW accounts	2,552,056	2,474,429	2,444,297	2,503,208	2,424,943
Time deposits over $100,000	501,440	510,445	551,390	605,849	670,187
Other time deposits	888,066	944,080	1,003,909	1,064,381	1,103,716
Total deposits	4,389,210	4,370,093	4,461,248	4,542,720	4,669,746
Fed funds purchased and securities sold under agreement to repurchase	416,689	442,794	376,244	437,287	377,230
Short-term borrowings	25,577	30,477	83,329	30,602	76,260
Long-term debt	222,211	224,211	236,211	303,067	251,211
Capital lease obligations	5,230	5,497	5,759	6,016	5,461
Accrued interest payable	13,081	14,759	18,417	21,308	20,274
Other liabilities	31,309	33,275	26,703	30,678	52,219
Total liabilities	5,103,307	5,121,106	5,207,911	5,371,678	5,452,401

Shareholders’ equity:
Common stock	510	510	510	510	510
Capital surplus	194,911	193,516	194,365	194,144	193,887
Retained earnings	432,574	423,043	413,690	403,759	393,550
SFAS 115 Equity Adjustment	7,053	11,426	20,284	19,389	23,826
Cost of common stock in treasury	(273,248)	(262,386)	(246,889)	(239,968)	(233,324)
Total shareholders’ equity	361,800	366,109	381,960	377,834	378,449

Total liabilities and shareholders’ equity	$5,465,107	$5,487,215	$5,589,871	$5,749,512	$5,830,850

Period-end common shares outstanding	37,357,414	37,723,391	38,258,397	38,454,327	38,678,800

Book value per common share	$9.68	$9.71	$9.98	$9.83	$9.78

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended			For the Twelve Months Ended
	December 31,		%	December 31,		%
(In thousands, except per share amounts)	2003	2002	Change	2003	2002	Change

Interest income:
Loans	$57,048	$66,852	-15%	$241,442	$276,846	-13%
Investment securities	16,179	18,837	-14%	67,748	77,654	-13%
Interest-bearing deposits	9	10	-10%	49	41	20%
Federal funds sold and resale agreements	0	68	-100%	3	160	-98%
Total interest income	73,236	85,767	-15%	309,242	354,701	-13%
Interest expense:
Deposits	10,130	17,300	-41%	48,559	75,572	-36%
Short-term and other borrowings	1,035	1,383	-25%	4,940	6,340	-22%
Long-term debt	3,942	4,546	-13%	17,039	18,743	-9%
Total interest expense	15,107	23,229	-35%	70,538	100,655	-30%
Net interest income	58,129	62,538	-7%	238,704	254,046	-6%
Provision for loan losses	2,225	3,298	-33%	12,602	13,262	-5%
Net interest income after provision for loan losses	55,904	59,240	-6%	226,102	240,784	-6%
Noninterest income:
Service charges on deposit accounts	9,799	10,023	-2%	40,239	40,121	0%
Insurance commissions	3,698	3,457	7%	15,223	13,822	10%
Fees from fiduciary activities	1,351	1,304	4%	5,264	5,405	-3%
Security sales commissions	2,648	2,109	26%	9,057	9,526	-5%
Net gains on sales of securities	1,631	488	234%	4,334	373	1062%
Other	4,095	4,381	-7%	18,576	15,876	17%
Total noninterest income	23,222	21,762	7%	92,693	85,123	9%
Noninterest expense:
Salaries and employee benefits	28,061	28,130	0%	112,886	113,994	-1%
Net occupancy	8,241	8,178	1%	33,490	32,832	2%
FDIC insurance	165	189	-13%	720	800	-10%
Legal and accounting	759	705	8%	2,691	3,138	-14%
Other professional service	1,345	1,490	-10%	4,503	4,340	4%
Advertising	787	913	-14%	3,881	3,983	-3%
Telephone	1,218	1,277	-5%	5,780	5,575	4%
Data processing	1,828	1,788	2%	7,036	7,210	-2%
Other real estate and repossessed personal property	452	134	237%	1,506	723	108%
Amortization of intangibles	859	831	3%	3,374	3,318	2%
Other	7,894	8,291	-5%	30,992	31,237	-1%
Total noninterest expense	51,609	51,926	-1%	206,859	207,150	0%

Income before income taxes	27,517	29,076	-5%	111,936	118,757	-6%
Provision for income taxes	9,324	9,355	0%	36,915	39,549	-7%
Net income applicable to common equity	$18,193	$19,721	-8%	$75,021	$79,208	-5%

Earnings per common and common equivalent share:
Basic net income	$0.48	$0.50	-4%	$1.97	$2.00	-2%

Diluted net income	$0.48	$0.50	-4%	$1.95	$1.97	-2%

Average common and common equivalent shares outstanding:
Basic	37,536,006	39,080,638	-4%	38,107,796	39,564,912	-4%
Diluted	37,951,445	39,740,426	-4%	38,553,806	40,243,135	-4%

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	December 31, 2003	December 31, 2002	% Change

Assets:
Cash and due from banks	$234,076	$242,887	-4%
Federal funds sold and securities purchased under agreements to resell	0	0	0%
Interest-bearing deposits	3,319	4,613	-28%
Available-for-sale securities	1,563,419	1,672,445	-7%
Held-to-maturity securities	0	0	0%
Loans	3,323,572	3,577,893	-7%
Less: Allowance for loan losses	(52,231)	(56,156)	-7%
Net loans	3,271,341	3,521,737	-7%
Bank premises and equipment, net	131,008	132,122	-1%
Accrued interest receivable	28,696	34,863	-18%
Goodwill	63,448	62,903	1%
Other intangible assets	30,402	32,577	-7%
Other assets	139,398	126,703	10%
Total assets	5,465,107	5,830,850	-6%

Liabilities and shareholders’ equity
Deposits:
Noninterest-bearing	447,648	470,900	-5%
Interest-bearing:
Savings and NOW accounts	2,552,056	2,424,943	5%
Time accounts over $100,000	501,440	670,187	-25%
Other time accounts	888,066	1,103,716	-20%
Total deposits	4,389,210	4,669,746	-6%
Federal funds purchased and securities sold under agreements to repurchase	416,689	377,230	10%
Other short-term borrowings	25,577	76,260	-66%
Long-term debt	222,211	251,211	-12%
Accrued interest payable	13,081	20,274	-35%
Other liabilities	36,539	57,680	-37%
Total liabilities	5,103,307	5,452,401	-6%

Shareholders’ equity:
Common stock, par value $.01 per share:
Authorized Shares - 80,000,000
Issued Shares - 51,021,896	510	510	0%

Capital surplus	194,911	193,887	1%

Retained earnings	432,574	393,550	10%
Unrealized gain on available-for-sale securities, net of tax	7,053	23,826	-70%
Less cost of common stock in treasury - December 31, 2003 - 13,664,482 shares December 31, 2002 - 12,343,096 shares	(273,248)	(233,324)	17%
Total shareholders’ equity	361,800	378,449	-4%
Total liabilities and shareholders’ equity	$5,465,107	$5,830,850	-6%

Period-end common shares outstanding	37,357,414	38,678,800	-3%

Book value per common share	$9.68	$9.78	-1%